1Q 2018 Earnings Call April 18, 2018 Exhibit 99.1

Safe Harbor Statement Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally, including political developments that may impact our operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; competitive pressures on pricing and on demand; demand for transportation in the markets in which we operate; our capacity decisions and the capacity decisions of our competitors; the effects of any hostilities, act of war or terrorist attack; the effects of any technology failures or cybersecurity breaches; the impact of regulatory, investigative and legal proceedings and legal compliance risks; disruptions to our regional network; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of our aircraft orders; potential reputational or other impact from adverse events in our operations, the operations of our regional carriers or the operations of our code share partners; our ability to attract and retain customers; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; the impact of any management changes; our ability to cost-effectively hedge against increases in the price of aircraft fuel if we decide to do so; any potential realized or unrealized gains or losses related to any fuel or currency hedging programs; labor costs; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; an outbreak of a disease that affects travel demand or travel behavior; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements and environmental regulations); industry consolidation or changes in airline alliances; our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; the costs and availability of aviation and other insurance; weather conditions; our ability to utilize our net operating losses to offset future taxable income; the impact of changes in tax laws; the success of our investments in airlines in other parts of the world; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

Oscar Munoz Opening Remarks Chief Executive Officer

First-quarter 2018 earnings per share increased 63%; 19% as adjusted Reported pre-tax earnings of $184M with a pre-tax margin of 2.0%; $179M and 2.0% as adjusted1 Exceptional operational performance despite weather challenges in the quarter 1 Excludes special charges and mark-to-market gain on equity investments. For a GAAP to non-GAAP reconciliation, see Appendix A Earnings Per Share 1 $0.52 $0.32 $0.50 $0.42

Improving customer service and experience is a top priority Equipping employees with modern tools Completed rollout of 10,000 mobile devices for airport agents Started training our team on core4, United’s customer service hierarchical decision framework Designed to drive improved customer service and experience Key core4 principles of safe, caring, dependable, and efficient

Strong commitment to financial targets laid out January 23rd Primary focus areas: Strengthening and growing our domestic network Driving asset efficiency and productivity Remain committed to the long-term financial targets that we laid out on January 23rd 2018 target adjusted earnings per share raised to $7.00 - $8.50 from $6.50 - $8.501 $7.00 - $8.50 $11.00 - $13.00 Target adjusted earnings per share, diluted1 1 Excludes special charges and the impact of mark-to-market adjustments on equity investments, the nature of which are not determinable at this time. Accordingly, the company is not providing earnings guidance on a GAAP basis

Scott Kirby President Operations and Revenue Update

The United team continues to deliver outstanding operational performance D:001 1 Consolidated system flights Source: masFlight 1Q18 D:001 A:141 1Q18 A:141

First-quarter 2018 revenue came in better than expected across all regions Continued strength in business and leisure bookings Premium cabin outperformed across the international network International PRASM +4.1% Domestic PRASM +1.6%

4.0% - 6.0% 4.5% - 5.5% 2018 consolidated capacity growth guidance YOY consolidated ASM growth

Continued to run a great operation Began implementing our core4 framework with employees Started executing our growth plan and offering our customers better options for travel Expanded commercial initiatives that are expected to drive revenue improvements Improved efficiency and productivity The first quarter of 2018 was a solid start to the year

Andrew Nocella Executive Vice President & Chief Commercial Officer Commercial Update

Geographic region overview

	% ASMs[1]	1Q18 YOY PRASM H/(L)	Notes
Domestic	56%	1.6%	Healthy business and leisure demand
Atlantic	18%	8.8%	Continued strength in front cabin, further bolstered by leisure traffic
Pacific	16%	(1.5%)	Inflection in March – positive PRASM in mid-single digits. Transpacific positive (ex Micronesia)
Latin	10%	5.1%	Led by Central America and Caribbean beach markets

[1] Based on capacity from 2Q17-1Q18

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Segmentation Loyalty Revenue Management Commercial initiatives running in-line with expectations Gemini running on all flights Early results are strong Basic Economy available for sale in two-thirds of our domestic non-stop markets Premium Plus will provide more space, comfort and amenities on select international flights starting later this year Dynamic pricing launched for Everyday Awards in November 2017 Significant opportunity to increase card acquisitions Rebanking ORD schedule rebanked in mid-February DEN planned for early 2019

Currently inducting a Polaris-configured aircraft every ten days Scheduled to open four Polaris lounges this year Continuing investment in the soft product Polaris rollout running on schedule

Andrew Levy Financial Update Executive Vice President and Chief Financial Officer

First-quarter 2018 earnings per share, diluted of $0.52 $M 1Q18 1Q17 H/(L) Total revenue $9,032 $8,426 7.2% Fuel expense $1,965 $1,560 26.0% Non-fuel expense1 $6,883 $6,716 2.5% Pre-tax earnings $184 $150 22.7% Net income $147 $99 48.5% Earnings per share, diluted $0.52 $0.32 62.5% Weighted average shares, diluted 285 315 (9.4%) Pre-tax margin 2.0% 1.8% 0.2 pts. 1 Includes non-fuel operating expense and non-operating expense.

First-quarter 2018 adjusted earnings per share, diluted of $0.50 $M 1Q18 1Q17 H/(L) Total revenue $9,032 $8,426 7.2% Fuel expense $1,965 $1,560 26.0% Adjusted non-fuel expense1,2 $6,888 $6,665 3.3% Adjusted pre-tax earnings2 $179 $201 (10.9%) Adjusted net income2 $143 $132 8.3% Adjusted earnings per share, diluted2 $0.50 $0.42 19.0% Weighted average shares, diluted 285 315 (9.4%) Adjusted pre-tax margin2 2.0% 2.4% (0.4) pts Note: For a GAAP to non-GAAP reconciliation, see Appendix A 1 Includes non-fuel operating expense and non-operating expense 2 Excludes special charges and the impact of mark-to-market adjustments on equity investments

Total CASM was up 4.3% in the first quarter of 2018 Total CASM Year-over-year H/(L) ~4.5% 1 ~6.0% 1 1 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty. 4.3%

Non-fuel CASM was up 0.6% in the first quarter of 2018 Non-fuel CASM1 Year-over-year H/(L) Flat – 1.0% 2 1 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A 2 While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty Elevated regional capacity purchase Higher airport costs 2Q18 expected cost headwinds

Expect non-fuel CASM in second half of 2018 to step down Lapping of incremental 50-seat flying that began in 3Q17 Planned capacity growth accelerates in second half, particularly in low cost, off-peak periods Expect continued improvements in productivity: aircraft, gates and people Cost initiatives expected to accelerate, including spare parts & airframe check optimization Lower aircraft rent expense Continue to expect full-year non-fuel CASM1 to be down (1.0%) to flat 1 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty. For a GAAP to non-GAAP reconciliation, see Appendix A

Capital allocation, capex and fleet update 1 Excludes non-cash capital expenditures and fully reimbursable projects, the amount and timing of which are not determinable at this time. Accordingly, the Company is not providing capital expenditure guidance on a GAAP basis Share Repurchases Capex & Fleet Repurchased $747M of shares year-to-date through April 16, ~4% of shares outstanding $2.3B in repurchase authority remaining Continue to expect full-year 2018 adjusted capex 1 of $3.6B - $3.8B Purchasing 20 used Airbus A319 aircraft with expected delivery in 2020 and 2021 Pursuing additional used aircraft transactions for both widebody and narrowbody aircraft Plan to continue to opportunistically return cash to shareholders through share repurchases

Second-quarter 2018 guidance summary 2Q18 Capacity 4.0% - 5.0% PRASM 1.0% – 3.0% CASM ex1,2 flat – 1.0% Fuel price3 $2.18 - $2.23 Adjusted pre-tax margin4 9.0% - 11.0% 1 Excludes special charges, the nature and amount of which are not determinable at this time 2 Excludes fuel, profit sharing, and third-party business expenses. Third-party business revenue associated with third-party business expenses is recorded in other revenue. For a GAAP to non-GAAP reconciliation, see Appendix A 3 Fuel price including taxes and fees and this price per gallon corresponds to fuel expense as reported in the income statement 4 Excludes special charges and the impact of mark-to-market adjustments on equity investments, the nature of which are not determinable at this time. Accordingly, the company is not providing earnings guidance on a GAAP basis

Full-year 2018 guidance summary

	FY18 Initial	FY18 Update
Capacity	4.0% - 6.0%	4.5% - 5.5%
CASM ex[1,2]	(1.0%) - flat	(1.0%) - flat
Fuel price[3]	~$2.11	$2.11 - $2.18
Adjusted Capex[4]	$3.6B - $3.8B	$3.6B - $3.8B
Adjusted EPS, diluted[5]	$6.50 - $8.50	$7.00 - $8.50

[1] Excludes special charges, the nature and amount of which are not determinable at this time
[2] Excludes fuel, profit sharing, and third-party business expenses. Third-party business revenue associated with third-party business expenses is recorded in other revenue. For a GAAP to non-GAAP reconciliation, see Appendix A
[3] Fuel price including taxes and fees and this price per gallon corresponds to fuel expense as reported in the income statement
[4] Excludes non-cash capital expenditures and fully reimbursable projects, the amount and timing of which are not determinable at this time. Accordingly, the Company is not providing capital expenditure guidance on a GAAP basis
[5] Excludes special charges and the impact of mark-to-market adjustments on equity investments, the nature of which are not determinable at this time. Accordingly, the company is not providing earnings guidance on a GAAP basis

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Question & Answer Session

Appendix A: reconciliation of GAAP to Non-GAAP financial measures UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including pre-tax income (loss) excluding special charges and mark-to-market (“MTM”) gains and losses on equity investments, pre-tax margin excluding special charges and MTM gains and losses on equity investments, net income (loss) excluding special charges and MTM gains and losses on equity investments, diluted earnings (loss) per share excluding special charges and MTM gains and losses on equity investments, and cost per available seat mile (CASM), excluding special charges, third-party business expenses, fuel, and profit sharing, among others. UAL believes that adjusting for special charges is useful to investors because special charges are charges not indicative of UAL’s ongoing performance. UAL believes that adjusting for MTM gains and losses on equity investments is useful to investors because those unrealized gains or losses may not ultimately be realized on a cash basis. Reconciliations of reported non-GAAP financial measures to the most directly comparable GAAP financial measures are included below. For additional information related to special charges, see the press release issued by UAL dated April 17, 2018, filed on that date with the SEC as an exhibit to UAL’s Form 8-K. (in millions, except pre-tax margin and diluted earnings per share) Three Months Ended March 31, Income before income taxes excluding special charges 2018 2017 Income before income taxes $184 $150 Less: special charges and MTM gains on equity investments before income taxes (5) 51 Income before income taxes excluding special charges and MTM gains on equity investments (Non-GAAP) $179 $201 Pre-tax margin excluding special charges Total operating revenue $9,032 $8,426 Pre-tax margin 2.0% 1.8% Pre-tax margin excluding special charges and MTM gains on equity investments (Non-GAAP) 2.0% 2.4% Net income, excluding special charges Net income $147 $99 Less: special charges and MTM gains on equity investments before income taxes (5) 51 Less: tax effect related to special charges and MTM gains on equity investments 1 (18) Net income, excluding special charges and MTM gains on equity investments (Non-GAAP) $143 $132 Diluted earnings per share $0.52 $0.32 Less: special charges and MTM gains on equity investments (0.02) 0.16 Less: tax effect related to special charges and MTM gains on equity investments - (0.06) Diluted earnings per share, excluding special charges and MTM gains on equity investments (Non-GAAP) $0.50 $0.42 Weighted average shares, diluted 285 315

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) UAL also presented non-fuel expense excluding special charges and MTM gains on equity investments. UAL believes that adjusting for special charges is useful to investors because special charges are charges not indicative of UAL’s ongoing performance. UAL believes that adjusting for MTM gains and losses on equity investments is useful to investors because those unrealized gains or losses may not ultimately be realized on a cash basis. (in millions) Three Months Ended March 31, Non-Fuel Expense 2018 2017 Total operating expense $8,756 $8,106 Less: Aircraft fuel (1,965) (1,560) Add: Total nonoperating expense 92 170 Non-fuel expense 6,883 6,716 Less: Special charges and MTM gains on equity investments 5 (51) Non-Fuel Expense excluding special charges and MTM gains on equity investments (Non-GAAP) $6,888 $6,665

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

Cost per available seat mile (CASM) is a common metric used in the airline industry to measure an airline's cost structure and efficiency. UAL reports CASM excluding special charges, third-party business expenses, fuel and profit sharing. UAL believes that adjusting for special charges is useful to investors because special charges are charges not indicative of UAL's ongoing performance. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, and fuel sales, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. Reconciliations of reported non-GAAP financial measures to the most directly comparable GAAP financial measures are included below.

	Three Months Ended March 31,		%
Non-Fuel CASM Consolidated *(¢/ASM)*	2018	2017	Increase/(Decrease)
Cost per available seat mile (CASM)	14.13	13.55	4.3
Less: Special charges (a)	0.07	0.08	NM
Less: Third-party business expenses	0.05	0.07	(28.6)
Less: Fuel expense	3.17	2.60	21.9
CASM, excluding special charges, third-party business expenses and fuel (Non-GAAP)	10.84	10.80	0.4
Less: Profit sharing per available seat mile	0.02	0.04	(50.0)
CASM, excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP)	10.82	10.76	0.6

Consolidated Unit Cost *(¢/ASM)*	Estimated 2Q 2018			2Q 2017
Consolidated CASM excluding special charges (b)	13.25	-	13.51	12.63
Less: Third-party business expenses	0.04	-	0.06	0.05
Less: Fuel expense (c)	3.22	-	3.32	2.47
Less: Profit sharing	0.11	-	0.15	0.23
Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing	9.88	-	9.98	9.88

Consolidated Unit Cost *(¢/ASM)*	Estimated FY 2018			FY 2017
Consolidated CASM excluding special charges and profit sharing (b)	13.15	-	13.47	12.80
Less: Third-party business expenses, and fuel (c)	3.14	-	3.36	2.69
Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing	10.01	-	10.11	10.11

(a) Excludes special charges, such as the impact of certain primarily non-cash impairment, severance and other similar accounting charges.
(b) Excludes special charges. While the Company anticipates that it will record such special charges throughout the year in 2018, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty.
(c) Both the cost and availability of fuel are subject to many economic and political factors and are therefore beyond the Company's control.

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